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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 30, 2008

                             SLADE'S FERRY BANCORP
             (Exact name of registrant as specified in its charter)

       Massachusetts                   000-23904                04-3061936
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02 Results of Operations and Financial Condition.

On January 30, 2008, Slade's Ferry Bancorp issued a press release announcing its results of operations for the three- and twelve-month periods ended December 31, 2007. A copy of that press release is furnished herewith as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

     99.1    Press Release dated January 30, 2008
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SLADE'S FERRY BANCORP
                                           ---------------------
                                           (Registrant)


                                 By:       /s/ Deborah A. McLaughlin
                                           -------------------------
                                 Name:     Deborah A. McLaughlin
                                 Title:    Executive Vice President and Chief
                                           Financial Officer/Chief Operations
                                           Officer

Date: January 30, 2008